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                                                                   EXHIBIT 10(n)


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT.



                   9% Subordinated Note due September 18, 2005


$3,960,000                                         King of Prussia, Pennsylvania
                                                   October 20, 1997


                  SECTION 1. General. FOR VALUE RECEIVED, VALLEY FORGE DENTAL ASSOCIATES, INC., a Delaware corporation ("VFD"), and RIVERHEARST, INC., a Delaware corporation ("Riverhearst"), jointly and severally (VFD and Riverhearst are collectively referred to herein as the "Maker"), hereby promise to pay to ABBINGDON VENTURE PARTNERS LIMITED PARTNERSHIP-II, a Delaware limited partnership (herein called "Abbingdon-II"), or order, the principal amount of Three Million Nine Hundred Sixty Thousand Dollars ($3,960,000), or, if less, the aggregate outstanding principal amount of all loans which are made by Abbingdon-II to the Maker on or prior to September 18, 2005 and which are intended to be evidenced by this Note as conclusively evidenced by a written endorsement with respect thereto by a general partner of Abbingdon-II on the schedule annexed hereto, in full on September 18, 2005 (subject to prepayment in whole or in part in the manner hereinafter in Section 3 hereof provided), in such coin or currency of the United States of America as at the time of payment shall be legal





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tender therein for the payment of public and private debts, and to pay interest on the unpaid balance of the principal hereof from the date hereof, at the rate of 9% per annum, in like coin or currency, quarterly on March 31, June 30, September 30 and December 31 each year commencing December 31, 1997 (the payment due on such date to include all accrued interest from the date hereof), and to pay interest at the rate of 10% per annum on any overdue principal and (to the extent permitted by law) on any overdue interest, from the due date thereof until the obligation of the Maker with respect to the payment thereof shall be discharged; all payments and prepayments of principal of this Note and all payments of interest on this Note to be made to the holder hereof at the office of such holder at c/o Foster Management Company, 1018 West Ninth Avenue, King of Prussia, Pennsylvania 19406 or such other office hereafter designated by such holder. Interest hereon for any period other than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 2. Definitions. As used herein, the following terms shall have the following respective meanings:

                  "Note" and "Notes" refer to this Note and to any Note or Notes executed and delivered by the Maker in exchange or replacement thereof pursuant to Section 9





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hereof. Unless the context otherwise requires, the term "holder" is used herein to mean the person named as payee in Section 1 hereof (herein sometimes called the "payee named herein") or any other person who shall at the time be the registered holder of this Note.

                  "Maker" shall mean VALLEY FORGE DENTAL ASSOCIATES, INC., a Delaware corporation, and RIVERHEARST, INC., a Delaware corporation, the joint and several obligors under this Note, and shall also mean any successor corporation of either of them which shall become such in the manner prescribed in Section 6 hereof.

                  The term "corporation" shall include, except for the purposes of Section 6 hereof, an association, joint stock company, business trust or other similar organization.

                  The term "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                  "Subsidiary" shall mean any present or future corporation at least a majority of the outstanding voting stock of which shall at the time be owned by the Maker. For purposes hereof, outstanding voting stock shall be deemed to be capital stock of any class or classes, however designated, having ordinary voting power for the election of the members of the board of directors or other governing





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body of such corporation, other than stock having such power only upon the happening of a contingency.

                  "Senior Debt" shall mean the principal of, premium, if any, and interest on and other amounts due on all indebtedness of the Maker, whether outstanding on the date of this Note or hereafter created or incurred:

                  (a)      for money borrowed by the Maker, and

                  (b)      for money borrowed by others and
                           guaranteed by the Maker

from any bank, insurance company or other institutional lender created or evidenced by notes, bonds, debentures, guarantees or similar instruments or by a loan agreement or loan agreements (excluding any of such indebtedness which by the terms of the instrument creating or evidencing the payment is subordinated to or pari passu with this Note).

                  SECTION 3. Prepayment. The Maker may at any time prepay the whole or any part of the unpaid principal amount of this Note, without penalty or premium, but with interest accrued to the date fixed for prepayment. Notices of prepayment shall be given by the Maker by mail and shall be mailed to the registered holder of this Note not less than 30 days from the date fixed for prepayment. In case this Note is to be prepaid in part only, such notice shall specify the principal amount thereof to be prepaid and shall state that this Note shall be submitted to the Maker for notation thereon of the principal amount thereof to be





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prepaid. Upon giving of notice of prepayment as aforesaid, this Note or portion thereof so specified for prepayment shall on the prepayment date specified in such notice become due and payable; and from and after the prepayment date so specified (unless the Maker shall default in making such prepayment) interest on this Note or portion thereof so specified for prepayment shall cease to accrue and, on presentation and surrender thereof to the Maker for cancellation in the case of this Note being prepaid in whole, or for notation thereon of the payment of the portion of the principal amount thereof being prepaid in the case of a prepayment of this Note in part only, this Note or portion thereof so specified for prepayment shall be paid by the Maker at the prepayment price aforesaid.

                  SECTION 4. Subordination. The Maker hereby agrees, and the holder of this Note by its acceptance hereof agrees, that the payment of the principal of and interest on this Note is hereby expressly made subordinate and junior in right of payment, to the extent set forth in the following paragraphs
(a) and (b), to the prior payment in full of all Senior Debt of the Maker:

                  (a) In the event of insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Maker or to any of the property of the Maker, or in the event of any





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         proceedings for voluntary liquidation, dissolution, or other winding-up of the Maker, whether or not involving insolvency or bankruptcy, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium, if any, and interest on all Senior Debt before the holder of this Note shall be entitled to receive any payment on account of principal of or interest on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of this Note, except securities of the Maker which are subordinate and junior in right of payment to the payment of all Senior Debt then outstanding.

                  (b) In the event that the holder of this Note shall have received written notice to the effect that an event of default shall have occurred on any Senior Debt and be continuing (under circumstances in which the provisions of the foregoing paragraph (a) are not applicable), then, during the continuance of any such event of default, all principal of and premium, if any, and interest on all Senior Debt outstanding at the time of such notice shall first be paid in full, before any payment on account of principal or interest is made





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         upon this Note. The provisions of this Section 4 are for the purpose of defining the relative rights of the holders of Senior Debt on the one hand, and the holder of this Note on the other hand, against the Maker and its property; and nothing herein shall impair, as between the Maker and the holder of this Note, the obligation of the Maker, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with the terms and the provisions thereof; nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default under this Note, subject to the rights, if any, under this Section 4 of holders of Senior Debt to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note.

                  SECTION 5. General Covenants. The Maker covenants and agrees with the holder of this Note as hereinbelow set forth, namely:

                  5.1. The Maker will punctually pay or cause to be paid the principal of and interest on this Note according to the terms hereof.

                  5.2. The Maker will, and will cause each Subsidiary, if any, to





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                  (a) pay and discharge promptly, or cause to be paid and
         discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property); provided, however, that neither the Maker nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Maker or such Subsidiary, as the case may be, shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) reasonably deemed by it adequate with respect thereto; and

                  (b) except as otherwise specifically permitted in this Note and as contemplated by Section 6 hereof, do or cause to be done all things necessary or appropriate to preserve and keep in full force and effect its corporate existence, rights and franchises, and use its best efforts to qualify as a foreign corporation entitled to do business in every jurisdiction in which the failure so to qualify would materially adversely affect the Maker or such





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         Subsidiary; provided, however, that nothing in this paragraph shall prevent the abandonment or termination of the corporate existence, rights and franchises of any Subsidiary if, in the opinion of the Board of Directors of the Maker, such abandonment or termination is in the interest of the Maker and not disadvantageous in any material respect to the holder of this Note.

                  SECTION 6. Consolidation, Merger or Disposition of Assets. The Maker will not consolidate with, merge into, or sell or otherwise dispose of all or substantially all its properties as an entirety to, any person unless:

                  (a) the successor formed by or resulting from such consolidation or merger or to which such sale or other disposition shall have been made shall be a corporation organized under the laws of the United States of America or any State, district or territory thereof;

                  (b) such successor corporation shall expressly assume the due and punctual payment of the principal of and interest on this Note according to its tenor, and the due and punctual performance and observance of all the covenants, agreements and conditions of this Note to be performed or observed by the Maker to the same extent as if such successor corporation had been the original maker of this Note (and such assumption shall, upon the request of the holder of this Note, be





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         evidenced by the endorsing of an appropriate legend upon this Note, and each Note executed pursuant to Section 9 hereof after such assumption shall, unless executed in the name of such corporation, have a similar legend endorsed thereon); and

                  (c) immediately after such consolidation, merger, sale or other disposition, such successor corporation shall not be in default in the performance of any of the covenants, agreements or conditions contained in this Note.

                  SECTION 7. Registered Holders. The Maker may deem and treat the registered holder of this Note as the absolute owner of this Note for the purpose of receiving payment hereon or on account hereof and for all other purposes, and the Maker shall not be affected by any notice to the contrary.

                  SECTION 8.  Events of Default and Remedies.
                  8.1. The entire unpaid principal amount of this Note, together with all accrued interest thereon, shall, at the option of the holder hereof exercised by written notice to the Maker at its principal executive offices, forthwith become and be due and payable if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in





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compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing at the time of such notice, that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise;

                  (b) if default shall be made in the due and punctual payment of any interest on this Note when and as such interest shall become due and payable, and such default shall have continued for a period of 10 days;

                  (c) if default shall be made in the performance or observance of any covenant, agreement or condition contained in Section 6 hereof;

                  (d) if default shall be made in the performance or observance of any of the other covenants, agreements or conditions of the Maker contained in this Note, and such default shall have continued for a period of 30 days;

                  (e) if the Maker or any Subsidiary shall default beyond any period of grace provided with respect thereto in the payment of principal of or interest on any obligation in respect of borrowed money when due, whether by acceleration or otherwise; or if the Maker or any Subsidiary shall default in the performance or





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         observance of any other agreement, term or condition contained in such obligation or in any agreement under which any such obligation is created, if the effect of any such default is to cause or permit the holder or holders of such obligations (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to the date of its stated maturity, unless such holder or holders or trustee shall have waived such default after its occurrence or unless such holder or holders or trustee shall have failed to give any notice required to create a default thereunder;

                  (f)      if the Maker or any Subsidiary shall:

                           (i) admit in writing its inability to pay its debts generally as they become due;

                          (ii)    file a petition in bankruptcy or a
                petition to take advantage of any insolvency act;

                         (iii)    make an assignment for the benefit of
                creditors;

                          (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property;

                           (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt; or

                          (vi)    file a petition or answer seeking
                reorganization or arrangement under the federal bankruptcy laws or any other applicable law or





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                statute of the United States of America or any
                State, district or territory thereof;

                (g) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Maker or any Subsidiary, a receiver of the Maker or any Subsidiary or of the whole or any substantial part of its property, or approving a petition filed against it seeking reorganization or arrangement of the Maker or any Subsidiary under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof;

                (h) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Maker or any Subsidiary or of the whole or any substantial part of its property and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control; or

                (i) if final judgment for the payment of money in excess of $50,000 shall be rendered by a court of record against the Maker or any Subsidiary and the Maker or such Subsidiary shall not discharge the same or provide





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        for its discharge in accordance with its terms, or shall not procure a stay of execution thereon within 60 days from the date of entry thereof and within the period during which execution of such judgment shall have been stayed, appeal therefrom, and cause the execution thereof to be stayed during such appeal.

                8.2. In case any one or more of the Events of Default specified in Section 8.1 hereof shall have occurred and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the holder of this Note may proceed to enforce the payment of all sums due upon this Note or to enforce any other legal or equitable right of the holder of this Note.

                8.3. No remedy herein conferred upon the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                8.4. No course of dealing between the Maker and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any holder hereof.





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                SECTION 9.  Exchange or Replacement of Notes.

                  (a) The holder of any Note or Notes, at its option, may in person or by duly authorized attorney surrender one or more thereof for exchange, at the principal executive offices of the Maker, and at the expense of the Maker receive in exchange therefor a new Note or Notes in the same aggregate principal amount as the aggregate unpaid principal amount of the Note or Notes so surrendered and bearing interest at the same annual rate as the Note or Notes so surrendered, each such new Note to be dated as of the date to which interest has been paid on the Note or Notes so surrendered and to be in such principal amount and payable to such person or persons, or order, as such holder may designate in writing; provided, however, that the Maker shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any new Note in the name other than that of the holder of the Note or Notes surrendered in exchange therefor. Five days' prior written notice of the holder's intention to make such exchange shall be given to the Maker.

                  (b) Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it (it being understood that in the case of Abbingdon-II an unsecured written indemnification agreement shall be





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satisfactory to the Maker), and upon surrender and cancellation of this Note, if mutilated, the Maker, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Note, of like tenor in lieu of this Note. Any Note made and delivered in accordance with the provisions of this paragraph (b) shall be dated as of the date to which interest has been paid on this Note.

                SECTION 10. Immunity of Stockholders, Officers and Directors. No recourse shall be had for the payment of the principal of or interest on this Note or for any claim based hereon or otherwise in respect hereof against any incorporator, stockholder, officer or director, as such, past, present or future, of the Maker or of any predecessor or successor corporation, either directly or through the Maker or otherwise, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released; provided, however, that nothing herein contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.





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                  SECTION 11. Section Headings. The Section headings contained herein are for the purpose of convenience of reference only and are not intended to define or limit the contents of any such Section.

                  SECTION 12. Severability. In the event that one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  SECTION 13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within such Commonwealth, except to the extent of the mandatory rules of the State of Delaware with respect to the formal requisites for





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authorization of a security and rights and duties with respect to register of transfer.

                             VALLEY FORGE DENTAL ASSOCIATES, INC.,
                             a Delaware corporation




                                           By    /s/ Joseph J. Frank
                                           ----------------------------
                                                     Joseph J. Frank
                                                     President

                             RIVERHEARST, INC.,
                             a Delaware corporation


                                           By    /s/ Robert A. Ouimette
                                           ----------------------------
                                                     Robert A. Ouimette
                                                     President




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                         SCHEDULE OF LOANS AND PAYMENTS



                                                                  Name of
           Amount            Amount of          Unpaid            Person
             of              Principal         Principal          Making
Date        Loan               Paid             Balance          Notation
----      -------            ---------         ---------         --------